Exhibit 10.28
CROSS
GUARANTEE
AND
INDEMNITY
This document is important. You have rights and obligations under it.
Please read this document carefully and make sure that you understand it before you sign it.
You should realise in particular that ANZ can call on all or any of you, instead of the customers, or as well as the customers, to pay the guaranteed money.
ANZ can call on all or any of you to pay the guaranteed money
•	if the customers do not pay it; and

•	even if ANZ has not asked the customers to pay it.
ANZ recommends that each of you get legal advice from an independent lawyer before deciding whether to sign the document.

Form S2/150A 3043 – 6/97 (SSC) (For use with item 3042)

THIS CROSS GUARANTEE AND INDEMNITY is given this 13th day of September, 2007 to Australia and New Zealand Banking Group Limited A.B.N. 11 005 357 522 (“ANZ”)
by GUARANTORS:
     Insert full names and residential/registered office addresses. If a company, add after its name “A.C.N./A.B.N. ...” (as applicable).
GFN AUSTRALASIA HOLDINGS PTY LTD ACN 121 226 793 of Level 2, 222 Clarence Street, Sydney NSW 2000
GFN AUSTRALASIA FINANCE PTY LTD ACN 121 227 790 of C/- Robert Barnes Solicitors, Level 2, 222 Clarence Street, Sydney NSW 2000
ROYAL WOLF TRADING AUSTRALIA PTY LIMITED ACN 069 244 417 of Level 2, 57 Grosvenor Street, Neutral Bay NSW 2089
RWA HOLDINGS PTY LIMITED ACN 106 913 964 of Suite 201, Level 2, 22-28 Edgeworth David Avenue, Hornsby NSW 2077
ROYAL WOLF HI-TECH PTY LTD ACN 079 735 050 of Level 2, 22-28 Edgeworth David Avenue, Hornsby NSW 2077
for obligations incurred by or at the request
of: CUSTOMERS:
Note: One of the boxes below must be deleted.

Delete this
box if all
guarantors
and	Any or all of the persons named above as
customers	guarantors
are NOT identical

Delete this
box if all
guarantors
and customers	See Schedule attached
are identical

CROSS GUARANTEE
AND INDEMNITY
Form S9/150
3042-9/98

PART 1
HOW TO INTERPRET THIS CROSS GUARANTEE
1.1	The meaning of certain words and expressions
In this cross guarantee, these words and expressions have these special meanings, unless the context otherwise requires:
ANZ
Australia and New Zealand Banking Group Limited A.B.N. 11 005 357 522 and includes any person who is its successor or assignee or any person to whom ANZ transfers any of its rights in connection with this cross guarantee, including its rights to receive the guaranteed money;
ANZ officer
an ANZ employee:
(a)	whose title is or includes the word “manager” or “officer” or who is acting in a position with such a title; or

(b)	who is authorised by ANZ to act as its attorney.
company
includes a corporation;
Contractual Currency
the currency in which payments are to be made under this cross guarantee;
controller
has the meaning given by section 9 of the Corporation Law;
Credit Law
the Consumer Credit (Victoria) Code and the corresponding Code of each other State and Territory of Australia; and
any other legislation that ANZ notifies the guarantors is included in this definition (ANZ may notify the guarantors by a general notice or advertisement published in a daily newspaper circulating nationally or in a relevant State or Territory);
cross guarantee
the agreement constituted by the guarantee set out in clause 3.1 and the indemnity set out in clause 3.2 and the other provisions of this contract.
customers
in relation to a particular guarantor, any or all of the persons described (whether on the “Details Page” of, or a schedule to, this cross guarantee) as customers (other than that particular guarantor or a partnership of which that particular guarantor is a member);
government agency
a government, any government department, or an authority or person who administers an applicable law;
guaranteed money
at any time all money which:
(a)	the customers owe to ANZ at that time for any reason; or

(b)	any other person owes to ANZ at that time because of something that ANZ does or does not do at the request of a customer and for which the customer is or may become liable to pay to ANZ; or

(c)	when ANZ makes a demand under this cross guarantee or the question of payment arises, it is reasonably foreseeable that a customer or another person will owe to ANZ arising out of some earlier transaction:
•	with the customer; or

•	with that other person at the request of the customer and for which the customer is or may become liable to pay to ANZ, in each case whether or not the transaction is also with anyone else; or
(d)	is money that ANZ has received for credit to any account of a customer but that:
•	must not be paid out of the account in which it is because of a legal requirement; or

•	ANZ has to pay to someone else because of a legal requirement; or

•	ANZ has in its discretion paid to someone else upon a claim being made by a liquidator, trustee in bankruptcy or other person; or
(e)	ANZ pays, voluntarily or not, because some payment of, or transaction or arrangement relating to, money previously paid to it by or on account of a customer is or is claimed to be void, voidable or a preference;
Money which is described in each of the above paragraphs will be guaranteed money:
(a)	whether or not the money is due for payment at that time; and

(b)	even if the money is only owing on a contingency; and

(c)	whether a customer or other person owes the money;
•	alone or jointly, or jointly and severally or in common with any other person; or

•	as principal or as surety; and
(d)	whether the money first became owing before or after the guarantors executed this cross guarantee; and

(e)	whether or not the relevant transactions took place in the course of ANZ’s banking business.
For example, “guaranteed money” includes money which a customer owes or may owe ANZ:
(a)	because ANZ issues a letter of credit, or gives a guarantee or other undertaking, for the customer or at the customer’s request; or

(b)	because ANZ draws, issues, accepts, endorses, purchases, discounts or pays any bill of exchange or promissory note for the customer or at the customer’s request; or

(c)	under any bill of exchange or promissory note which the customer issues, accepts or endorses (including, for example, one issued, accepted or endorsed by a partnership of which the customer is a member) and which ANZ holds in any capacity; or

(d)	under any leasing arrangement which the customer enters into with ANZ; or

(e)	under any arrangement that ANZ enters into for the customer or at the customer’s request to manage movements in foreign currency exchange or interest rates or other costs of obtaining financial accommodation;
guarantors
all or any of the persons named on the “Details Page” of this cross guarantee as the guarantors;
insolvent
includes:
(a)	an individual:
•	who is an undischarged bankrupt under the Bankruptcy Act 1966; or

•	who has executed a deed of arrangement under Part X of that Act and has not fully complied with it; or

•	whose creditors have accepted a composition under Part X of that Act where a final payment has not been made under the composition; and
(b)	a body corporate:
•	that is being wound up; or

•	in respect of property of which a controller has been appointed and is acting; or

•	that is under administration; or

•	that has executed a deed of company arrangement that has not yet terminated; or

•	that has entered into a compromise or arrangement with another person, the administration of which has not ended.
and “insolvency” has a corresponding meaning;
legislation
a written law of an Australian State or Territory or of the Commonwealth;

person
an individual, a corporation, a partnership, an association or a government agency;
regulated contract
a contract to which the Credit Law applies;
tax
a tax or duty, however imposed and by whatever name called, and includes goods and services tax, tax or duty imposed as additional tax or duty or penalty tax or duty.
1.2	Obligations of the guarantors
The obligations of the guarantors in relation to this cross guarantee and the guaranteed money are joint and several.
1.3	Other references
A reference in this cross guarantee to the guarantors includes:
(a)	if a guarantor is an individual, the personal representatives of that guarantor; and

(b)	if a guarantor is a company, the successors, liquidators or administrators of that guarantor.
A reference in this cross guarantee to ANZ includes a person to whom ANZ transfers this cross guarantee and the guarantors’ obligations under it.
A reference in this cross guarantee to particular legislation, or to a particular provision of legislation, is a reference to:
(a)	that legislation or provision, and to regulations and other rules made under it; and

(b)	any legislation, regulation or other rule which replaces any of them, as in force for the time being.
In this cross guarantee, a word indicating the singular also indicates the plural and vice versa, and a word indicating any gender also indicates each other gender.
Headings are for convenience only and do not affect the interpretation of this cross guarantee.
A reference in this cross guarantee to something (for example the guaranteed money) is also a reference to any part of it.
1.4	Effects of legislation
Legislation that imposes an obligation on sureties, or gives rights or protection to a person entitled to the benefit of a guarantee, is part of this cross guarantee unless it is inconsistent with something else in this cross guarantee.
However, legislation (and anything done under legislation) to the extent that it might limit ANZ’s rights under this cross guarantee, will not apply unless a law says that a guarantee or agreement cannot stop it from applying.
1.5	What happens if a provision of this cross guarantee is invalid
If a provision of this cross guarantee is or becomes invalid or unenforceable, the provision is to be read down (if possible) so as to be valid and enforceable. If it cannot, this cross guarantee takes effect as if it did not include that provision.
1.6	What happens if the Credit Law applies
This clause applies only to the extent that this cross guarantee is a regulated guarantee but, to that extent, this clause is effective despite any other provision of this cross guarantee.
This cross guarantee is not to be read as:
(a)	excluding, modifying or restricting any of the rights, powers or duties conferred or imposed on ANZ or on the guarantors by or under the Credit Law except to the extent that the law allows, and then to the full extent that the law allows;
(b)	varying the provisions of a regulated contract or a regulated guarantee to which it relates in a way not allowed by the Credit Law;
(c)	requiring or securing (or purporting to do so) the payment of an amount or the performance of an obligation beyond that allowed by the Credit Law; or
(d)	including a provision which is void under the Credit Law.

This cross guarantee is to be read down (if possible) to the extent needed to prevent it having any of those effects. If that cannot be done, it takes effect as if it did not include any provision which causes it to have any of those effects.
PART 2
BACKGROUND TO THIS CROSS GUARANTEE
2.1	What the guarantors agree to do
The guarantors give ANZ the guarantee set out in clause 3.1 and the indemnity set out in clause 3.2 and agree to observe the other provisions of this cross guarantee in return for:
(a)	ANZ agreeing at the request of the guarantors to consider requests that any of the customers make for banking accommodation or other banking services, whether for themselves or for someone else;

(b)	ANZ agreeing at the request of the guarantors not immediately to demand, and not immediately to sue for, payment of money that the customers owe to ANZ; or

(c)	other valuable consideration moving from ANZ to any of the customers or someone else.

2.2	ANZ does not have to make advances
ANZ does not have to give or continue to give banking accommodation or other banking services to any of the customers, or to anyone else, just because the guarantors have signed this cross guarantee.
PART 3
THE GUARANTEE AND THE INDEMNITY
3.1	The guarantee
The guarantors guarantee that ANZ will be paid all the guaranteed money when it should be paid.
3.2	The indemnity
The guarantors indemnify ANZ against any loss that it suffers because:
(a)	the guaranteed money is not paid to ANZ when it should be; or

(b)	ANZ cannot recover the guaranteed money from any of the customers because:
•	the law prevents it; or

•	of some legal disability or limitation that a customer is subject to; or

•	a customer does not have the legal power to pay it to ANZ; or

•	a customer acted without power, or misused or exceeded its power or someone appearing to act on behalf of the customer acted without authority, or misused or exceeded that person’s authority; or
(c)	some payment, transaction or arrangement concerning the guaranteed money is or is claimed to be void or voidable or a preference under the law; or

(d)	a customer is insolvent.

3.3	Continuing guarantee and continuing indemnity
The guarantors agree that:
(a)	the guarantee set out in clause 3.1 is a continuing guarantee; and

(b)	the indemnity set out in clause 3.2 is a continuing indemnity; and

(c)	each covers the full amount of the guaranteed money.

3.4	Each guarantor is principal debtor under the indemnity
ANZ may enforce its rights under the indemnity set out in clause 3.2 against each of the guarantors as principal debtor.
3.5	The guarantee and the indemnity are separate obligations

The guarantors’ obligations under the guarantee set out in clause 3.1 are separate from the guarantors’ obligations under the indemnity set out in clause 3.2.
Each obligation is independent of, and in addition to, the other.
The guarantors’ obligations under the indemnity set out in clause 3.2 bind the guarantors even if ANZ cannot recover the guaranteed money under the guarantee set out in clause 3.1.
3.6	The guarantors will pay ANZ’s recovery costs
The guarantors will pay ANZ, on a full indemnity basis, for all expenses:
(a)	that are not included in the definition of guaranteed money, but which ANZ incurs as a result of taking action to recover money owing by the customers; and
(b)	that ANZ incurs in connection with this cross guarantee, including any expenses ANZ incurs in enforcing it against any of the guarantors; and
(c)	that ANZ incurs as a result of court proceedings in which a claim is made that some payment, transaction or arrangement concerning the guaranteed money is void, voidable or a preference.
3.7	The guarantors will pay ANZ’s bank charges
The guarantors will pay all ANZ’s bank charges and money that ANZ can charge as bank charges even if it has not yet done so.
3.8	The guarantors will pay ANZ taxes attributable to a customer
The guarantors will pay to ANZ all money that ANZ has to pay or has paid as tax attributable to a customer or to a transaction or document entered into by ANZ with or for a customer.
3.9	Currency Indemnity
If, for any reason, an amount payable by the guarantors under or in respect of this cross guarantee is received by ANZ in a currency which is different from the Contractual Currency then the guarantors indemnify ANZ against, and shall pay ANZ on demand, the amount of any loss suffered as a result of any discrepancy between:
(a)	the amount received (after ANZ in accordance with its usual practice converts the payment from the currency in which it was received); and

(b)	the amount which was payable by the guarantors,
in the Contractual Currency.
To avoid any doubt, it is agreed that this subclause applies, amongst other things, to any loss that ANZ suffers as a result of exchange rate changes that occur between the date of a court order and the date of payment.
PART 4
PAYMENTS
4.1	Payment must be made as soon as ANZ demands it
An amount that a guarantor is liable to pay under this cross guarantee becomes payable as soon as ANZ gives the guarantor a written demand for payment, and the guarantor will pay ANZ the amount immediately.
4.2	No preconditions to payment
ANZ may, without any preconditions, give a guarantor a written demand for payment of an amount under this cross guarantee.
This means that ANZ can give such a demand even if, for example:
(a)	it has not demanded payment from a customer, any other guarantor or someone else; or

(b)	a customer is not in default under an agreement with ANZ but a default is reasonably foreseeable; or

(c)	ANZ has not enforced or tried to enforce its rights to recover the guaranteed money against a customer, any other guarantor or someone else (say, under a security); or

(d)	some or all of the guaranteed money is represented or secured by or under:

•	a security such as a mortgage, a bond, a covenant, a guarantee, a bill of exchange or a promissory note; or

•	a letter of credit or other engagement issued by ANZ; or
(e)	a customer is not legally liable to pay ANZ; or

(f)	for whatever reason, a customer, any other guarantor or someone else does not have to pay the guaranteed money.
4.3	No deductions or withholding
A guarantor will pay whatever the guarantor has to pay to ANZ under this cross guarantee without deductions or withholding for tax and without any set-off or counterclaim.
4.4	The guarantors will make up deductions
If the law says that a guarantor must make a deduction or withhold money from a payment, the guarantor will increase the amount of the payment so that ANZ actually receives the amount that it would have received if the guarantor had not had to make a deduction or withholding.
4.5	How ANZ may apply payments
If ANZ receives a payment in reduction of the guaranteed money (no matter who makes the payment), ANZ can apply the payment to any particular part of the guaranteed money that it chooses.
4.6	How payments count
If ANZ applies a payment that it receives in reduction of the liability of the guarantors, the amount of the reduction will only be the amount that ANZ actually receives after allowing for the costs and expenses of obtaining the payment.
If a guarantor (or anyone else) makes a payment to ANZ by cheque, or in any other way that is not cash, the payment is only taken to be made when ANZ actually receives the payment in cash or cleared funds.
4.7	Currency of payments
Unless ANZ agrees otherwise, the guarantors will make each payment to be made under this cross guarantee in the currency in which the customer or any other responsible person is liable to pay the guaranteed money.
PART 5
INTEREST
5.1	The guarantors will pay interest
A guarantor will pay interest on each amount that the guarantor is liable to pay to ANZ under this cross guarantee, calculated from the day when ANZ gives the guarantor a demand for payment of the amount until ANZ is paid the amount in full.
5.2	Interest to be the same as for the customers
Interest will be calculated at the rate or rates agreed and in the same way that interest is calculated under the agreement or agreements between ANZ and the relevant customer for the guaranteed money. For these purposes, the relationship of banker and customer between ANZ and the relevant customer will be regarded as continuing even if it has ended.
5.3	Particular provision about rate of interest
If there is no such agreement:
(a)	ANZ may fix from time to time a rate or rates of interest and the way in which the rate or rates are calculated; and

(b)	in fixing a rate, ANZ may have regard to matters that it considers appropriate (which may include the nature, purpose, amount and performance of the facility concerned and the interest rate or rates charged by it to its other customers in respect of similar facilities).
5.4	Particular provisions about how interest accrues and is payable
Interest accrues daily and is payable on the days fixed by written agreement between ANZ and the relevant customer for the guaranteed money but if there is no such agreement or more than one of them it will be payable monthly, on the days specified by ANZ in writing.
5.5	Interest may be payable on unpaid interest
If interest under this cross guarantee is not paid when it is due, interest will accrue on the unpaid interest and the other provisions of this clause apply to that interest on the unpaid interest.
PART 6
BRINGING THE GUARANTEE AND THE INDEMNITY TO AN END
6.1	Bringing the guarantee and the indemnity to an end
Each of the guarantee set out in clause 3.1 and the indemnity set out in clause 3.2 remains in force until:
(a)	ANZ discharges both in writing; or

(b)	any of the guarantors bring both to an end by:
•	paying ANZ the full amount which the guarantors are liable (whether actually, contingently or otherwise) to pay the Bank under this cross guarantee; or

•	if ANZ cannot calculate what the relevant amount is, making arrangements acceptable to ANZ to pay it an amount acceptable to it (ANZ agrees to act reasonably).
6.2	ANZ can still rely on the guarantee and the indemnity even if discharged
If a transaction in ANZ’s favour (such as an assurance, security or payment) concerning the guaranteed money is wholly or partly avoided, set aside, refunded or repaid, then:
(a)	ANZ may exercise all its rights (including its right to recover from any of the guarantors the full extent of the liability of the guarantors) under this cross guarantee as if the transaction had never taken place; and
(b)	if ANZ has given a discharge of this cross guarantee on the faith of the transaction, that discharge will be treated, as between ANZ and the guarantors, as having no effect.
PART 7
ANZ’s PROTECTIONS
7.1	The obligations of the guarantors are not affected
The obligations of a guarantor under this cross guarantee are not affected or discharged by any act, omission, matter, thing or circumstance which, apart from this clause might otherwise have affected or discharged the obligations of the guarantor under this cross guarantee, including, but not limited to, any of the following circumstances:
(a)	whether banking arrangements with any of the customers began before or after this cross guarantee was signed;
(b)	whether some of the guaranteed money is recoverable from any of the customers, any other guarantor or from someone else;
(c)	whether a guarantee, indemnity or security now or later given to ANZ, or some existing or later agreement or transaction with ANZ concerning the guaranteed money, is:
•	void; or

•	defective; or

•	unenforceable; or

•	ranks after or is postponed to some other security or obligation; or
(d)	whether ANZ did or did not do some particular thing under this cross guarantee or under some other agreement, guarantee or security concerning the guaranteed money; or
(e)	whether the relationship of banker and customer between ANZ and a customer has ended; or
(f)	whether ANZ, without first telling, or getting the consent of, any of the guarantors:

•	granted time or some other indulgence to a customer, any other guarantor or to someone else; or

•	compounded, compromised or made an arrangement with a customer, any other guarantor or someone else; or

•	released (wholly or partly) a customer, any other guarantor or someone else from this cross guarantee or from some other obligation; or

•	received dividends out of the estate or assets of a customer, any other guarantor or someone else; or

•	obtained a court judgment against a customer, any other guarantor or someone else, in relation to the guaranteed money or to a security, guarantee or indemnity for the guaranteed money; or
(g)	whether ANZ, without first telling, or getting the consent of, all of the guarantors:
•	gave new banking accommodation or other banking services to;

•	varied or allowed a variation to existing banking accommodation or other banking services given to; or

•	withdrew banking accommodation or other banking services from, a customer, any other guarantor or someone else;
(h)	whether ANZ, without first telling, or getting the consent of, all of the guarantors assigned its rights in connection with this cross guarantee or any other security or document; or

(i)	whether the death, incapacity or insolvency of a customer, any other guarantor or someone else occurs.
7.2	No security
Each guarantor declares that it has not taken any security from any of the customers or any other guarantor in connection with this cross guarantee.
A guarantor will not take any such security unless ANZ first agrees in writing.
7.3	Effect of breach
If a guarantor has taken or does take security contrary to this clause, the guarantor will do whichever of the following ANZ directs:
(a)	pay ANZ an amount equal to the amount by which any dividend or payment from the customers to ANZ is reduced as a result of taking that security; or

(b)	assign the security to ANZ.
The guarantor will comply with such a direction as soon as ANZ gives it.
7.4	The guarantors will not claim ANZ’s securities
The guarantors will not claim the benefit or require the transfer of any security, guarantee or indemnity that ANZ now or later holds in respect of the guaranteed money unless ANZ first agrees in writing. This clause stops applying when ANZ has been paid all the guaranteed money and the guarantors have no other liability under this cross guarantee.
7.5	No merging of balances in accounts
A guarantor cannot require ANZ to merge or consolidate any of the accounts that a customer has with ANZ.
A guarantor is not entitled to have any money standing to the credit of any account that a customer has with ANZ applied in reduction of the liability of the guarantor under this cross guarantee.
7.6	This cross guarantee additional to other securities
This cross guarantee is additional to any security, and any other guarantee or indemnity, that ANZ has or may have in the future concerning the guaranteed money.

7.7 Other securities do not prejudice this cross guarantee
Unless expressly agreed in writing to the contrary, nothing in any other security, or in any other guarantee or indemnity, will prejudice ANZ’s rights under this cross guarantee.
7.8 No merger of securities
ANZ’s rights under this cross guarantee are not and will not be merged in any other security, or in any other guarantee or indemnity.
7.9 ANZ can continue dealing with the customers
ANZ may continue existing accounts or open new accounts, or both, with a customer even if:
(a)	ANZ has given any of the guarantors a written demand to pay some or all of the guaranteed money; or

(b)	this cross guarantee ceases to be a continuing guarantee and a continuing indemnity.
After either of those events, any payments made to an account of a customer will not reduce the liability of the guarantors to ANZ under this cross guarantee except to the extent that ANZ is satisfied that the payment is not liable to be avoided, set aside, refunded or repaid.
PART 8
ANZ’S RIGHTS
8.1 ANZ may continue to hold securities
If at any time ANZ has security over the property of any guarantor to secure the liability of the guarantor under this cross guarantee, ANZ may keep the original of the security instrument, and anything else that it has for the purposes of the security, for:
(a)	up to seven months after the amount of the guaranteed money is paid in full or the liability under this cross guarantee is discharged; or

(b)	as long as ANZ thinks fit, if:
•	any of the customers becomes insolvent; or

•	some step is taken or legal proceeding started that could result in any of the customers becoming insolvent; or

•	some transaction (such as an assurance, security or payment) concerning the guaranteed money is claimed to be void or voidable or a preference; or

•	ANZ thinks it appropriate to do so, having regard to insolvency law.
8.2 ANZ can claim money that the customers owe the guarantors
ANZ may, while this cross guarantee is in force, make a claim from a customer, in the name of a guarantor, for any money that the customer owes that guarantor.
The guarantor authorises ANZ to do in the name of the guarantor whatever is needed to collect the money.
Each of the guarantors appoint ANZ its attorney for these purposes.
ANZ may keep the money when it collects it.
ANZ will not keep money collected under this clause to the extent that this would mean that the total amount that ANZ had recovered from the customers and from the guarantors is more than the amount of the guaranteed money.
8.3 None of the guarantors will compete against ANZ if a customer is insolvent and ANZ may hold payments in suspense
If a customer is, or ANZ reasonably expects that a customer will soon become, insolvent:
(a)	no guarantor will prove in the insolvency in competition with ANZ unless ANZ agrees in writing beforehand that the guarantor may; and

(b)	no guarantor will try to deprive ANZ of, or hold it accountable to the guarantor for, dividends or money that it may receive or be entitled to in a customer’s insolvency; and

(c)	ANZ may credit any money that a guarantor pays to it, or that is paid to it on the behalf of a guarantor, under this cross guarantee to a suspense account; and

(d)	ANZ does not have to apply any of that money to reduce the liability of the guarantors under this cross guarantee until ANZ has received 100 cents in the dollar of the amount of the guaranteed money.
8.4 ANZ can recover money
Each of the guarantors authorises ANZ to prove against the estate of a customer for any money that the guarantor has paid to ANZ under this cross guarantee. All dividends that ANZ receives in respect of money that the guarantor has paid it under this cross guarantee will belong to ANZ. ANZ will apply them towards satisfaction of the liability of the guarantors under this cross guarantee.
8.5 ANZ may set-off balances in our accounts
ANZ may apply all or any part of any balance standing to the credit of any account of a guarantor with it at any time, or any amount available to ANZ by way of set-off, lien or counterclaim towards satisfying the liability of the guarantors under this cross guarantee.
ANZ may do this without telling the guarantor first or getting its consent or demanding payment under this cross guarantee.
ANZ’s right to do this is in addition to any other right that ANZ has.
If a guarantor is a company, then, to the extent that this clause constitutes a charge that must be registered under the Corporation Law, both ANZ and the guarantor agree that it is of no effect.
8.6 ANZ has complete discretion in relation to this cross guarantee
ANZ has absolute discretion as to what it does or does not do under or for the purposes of:
(a)	this cross guarantee; and

(b)	any other guarantee, security or indemnity concerning the guaranteed money.
ANZ does not have to give any reasons for doing or not doing something under or for the purposes of this cross guarantee.
8.7 Exercising and not exercising rights
The fact that ANZ does not exercise, or delays in exercising, a right under this cross guarantee does not mean that it has given up or waived the right or that it cannot exercise the right later.
The fact that ANZ exercises a right once or partly does not mean that it cannot exercise that right again or other rights later.
If ANZ starts to exercise a right, it can stop exercising it at any time.
The only way in which ANZ can waive any of its rights under this cross guarantee is by giving a guarantor a notice in writing.
ANZ will not be liable to the guarantors or any other person for any loss, liability, cost or expense that is caused (directly or indirectly) by anything that ANZ does or does not do under or for the purposes of this cross guarantee.
8.8 Who can exercise ANZ’s rights
Any ANZ officer can exercise ANZ’s rights relating to this cross guarantee on its behalf.
8.9 Dealing with companies
If a guarantor is a company:
(a)	ANZ may assume, without having to check, that each of its officers, and each person purporting to act on its behalf, does in fact have the authority to act on its behalf; and

(b)	the guarantor will not dispute the validity of anything done, or purported to be done, by it, any of its officers or anyone purporting to act on its behalf.
8.10 ANZ may assign this cross guarantee

ANZ may assign this cross guarantee, its rights in connection with this cross guarantee and the guarantors’ obligations under it without telling the guarantors and without getting the consent of the guarantors.
ANZ can give information about this cross guarantee and the guarantors’ obligations under it to anyone who is an assignee from ANZ of this cross guarantee, or to anyone who is considering becoming one of these.
8.11 ANZ owns the original of this cross guarantee
The original of this document is and always remains ANZ’s property including after the guarantors have not further liability under this cross guarantee.
PART 9
NOTICES, DEMANDS AND CERTIFICATES
9.1 Notices to ANZ
If a guarantor wishes to give ANZ a notice regarding this cross guarantee, the notice will only be effective if the guarantor gives it in writing to ANZ at the office through which it administers this cross guarantee. It is the responsibility of the guarantor to make sure that ANZ receives the notice.
9.2 Notices to the guarantors
ANZ may give a guarantor a notice or demand under this cross guarantee:
(a)	by handing it to the guarantor; or

(b)	by leaving it at the address of the guarantor; or

(c)	by posting it in a pre-paid envelope to the guarantor at the address of the guarantor; or

(d)	in any other way that the law allows.
A notice or demand by ANZ will be taken to have been given and received:
(a)	if it is left at the address of the guarantor, when left; or

(b)	if it is posted to the address of the guarantor, when it would be delivered in the ordinary course of post but in any event not later than six days after it is posted. This applies even if the letter is returned undelivered.
If ANZ produces a post office receipt showing that the letter has been posted to the address of the guarantor, that is conclusive evidence that the letter has been posted to the address of the guarantor.
A notice or demand from ANZ may be signed for ANZ by:
(a)	an ANZ officer;

(b)	a lawyer for ANZ; or

(c)	any other person who either has the authority to do so or whose authority is later confirmed by ANZ.
In this clause “the address of the guarantor” means any of the following:
(a)	the address shown on the “Details Page” of this cross guarantee as the address of the guarantor; or

(b)	the address that the person signing the notice or demand believes (from the address that ANZ has recorded in its books) is the most recent address of the guarantor.
A notice or demand that ANZ gives under this cross guarantee is effectively given to each of the guarantors if given to one of the guarantors.
9.3 ANZ may give certificates about this cross guarantee
ANZ may give a certificate concerning any of the following matters:
(a)	the amount of the guaranteed money owing as at a specified day; or

(b)	for the purposes of part 5:
•	the applicable interest rates; or

•	the dates for payment of interest; or

•	the periods for the calculation, payment and capitalisation of interest; or

(c)	the amount of loss referred to in clause 3.9; or

(d)	whether a customer or a guarantor is in default; or

(e)	making a demand or giving a notice.
To the full extent permitted by law, a certificate given by ANZ is conclusive evidence of the accuracy of its contents. Otherwise, it is sufficient evidence.
PART 10
MISCELLANEOUS PROVISIONS
10.1 Effect of legislation on this cross guarantee
As far as the law allows, legislation or a scheme of arrangement or reconstruction does not apply to this cross guarantee so as to:
(a)	lessen or otherwise affect in the favour of the guarantors their obligations under this cross guarantee; or

(b)	delay, prevent or prejudicially affect ANZ exercising its rights under this cross guarantee.
10.2 Those who sign are bound
Each person who signs this cross guarantee as guarantor is bound by it even if another person described as guarantor:
(a)	does not sign; or

(b)	is not bound by this cross guarantee or a provision of it; or

(c)	has no power to sign this cross guarantee.
10.3 If others intended to be guarantors do not sign
The persons who sign this cross guarantee as guarantors are bound by it even though someone who has intended to give a cross guarantee or other security for some or all of the guaranteed money:
(a)	does not sign such a guarantee or security; or

(b)	does not sign it properly; or

(c)	is not bound by it or a provision of it or has no power to sign it.
10.4 Customer changes
(a)	If a customer is a partnership, a change in the membership of the partnership (whatever the nature of or the reason for the change) does not affect this cross guarantee.
In particular, this cross guarantee:
•	continues to bind each of the guarantors whether or not any of the guarantors is a member of the new partnership; and

•	continues as a guarantee and indemnity for the obligations of the partnership both as it was before the change and as it is after the change.
(b)	if a customer is a company, the amalgamation or absorption of the customer with another company does not affect this cross guarantee.
10.5 Guarantor changes
If the guarantors are, or some of the persons that comprise the guarantors are, a partnership, and there is a change in the membership of the partnership (whatever the nature of or the reason for the change), or the partnership ceases to carry on business:
(a)	the change in membership or ceasing to carry on business does not affect this cross guarantee; and

(b)	the guarantors will continue to be bound by this cross guarantee whether or not any of the guarantors is a member of the new partnership.
PART 11
TRUSTEE PROVISIONS
11.1 If a guarantor is a trustee
This part applies if a guarantor is entering into this cross guarantee as trustee of a trust.
11.2 Liability

The relevant guarantor is liable both in its own right and a trustee of the trust.
11.3 Assurances by the trustee
The relevant guarantor assures ANZ that, at the time of signing this cross guarantee:
(a)	it is the only trustee of the trust, and no step has been taken to remove it or to appoint another trustee;

(b)	it has told ANZ in writing all of the terms of the trust;

(c)	it is entering into this cross guarantee for a proper purpose of the trust; and

(d)	it has the power and authority under the trust to enter into this cross guarantee; and

(e)	it has the right to be indemnified fully out of the trust property, before the beneficiaries of the trust, for all liabilities that the guarantor incurs under this cross guarantee.
The relevant guarantor will make sure that none of these things is or becomes untrue in any way.
11.4 Obligations of the trustee
The relevant guarantor will not, unless ANZ agrees first in writing:
(a)	cease to be the sole trustee of the trust;

(b)	allow the trust to be determined in any way;

(c)	allow any part of the capital of the trust to be distributed in any way;

(d)	allow the trust deed to be varied, added to or revoked; or

(e)	if the trust is a unit trust, allow any units to be issued, transferred, charged, redeemed or otherwise dealt with.
If anyone succeeds the relevant guarantor as trustee of the trust, the relevant guarantor will make sure that its successor executes whatever documents ANZ requires to ensure that this cross guarantee is binding on its successor.
11.5 Rights against the trust assets or the beneficiaries
The relevant guarantor will, if ANZ asks it to, exercise any rights that the relevant guarantor has against the trust assets or the beneficiaries for the purpose of repaying the guaranteed money to ANZ. ANZ may exercise all the rights that the relevant guarantor may have against the trust assets or the beneficiaries.
ANZ may exercise the same rights and remedies against the trust assets as it could exercise against those assets if they were owned by the relevant guarantor personally.
ANZ’s rights will not be modified or reduced because ANZ is aware (or is treated as being aware) of an interest that anyone else has, or claims, under the trust or against any trust assets.

ACKNOWLEDGEMENTS
Each guarantor acknowledges that:
•	it was given the opportunity to read this cross guarantee;

•	it had an opportunity to get legal advice from an independent lawyer before agreeing to sign this cross guarantee;

•	in deciding to enter into this cross guarantee it did not rely on any promise, statement or information made or given by ANZ or ANZ officers or agents except those set out in this cross guarantee and those given to the guarantor in writing signed by an ANZ officer;

•	it is up to the guarantor to find out about the financial position, creditworthiness and honesty of the customers and any other person named as a guarantor;

•	this document contains all the provisions of the cross guarantee; and

•	this cross guarantee cannot be changed except in writing signed by an ANZ officer and the guarantors.
Initials of each person signing this cross guarantee:

Executed as a deed on the 13th day of September, 2007
Signed for and on behalf of GFN Australasia Holdings Pty Ltd ACN 121 226 793 by its attorney Robert Charles Barnes under power of attorney dated in the presence of:

Signature of witness

Name of witness (BLOCK LETTERS)

Address of witness
Signed for and on behalf of GFN Australasia Finance Pty Ltd ACN 121 227 790 by its attorney Robert Charles Barnes under power of attorney dated in the presence of:

Signature of witness

Name of witness (BLOCK LETTERS)

Address of witness
Signed for and on behalf of Royal Wolf Trading Australia Pty Limited ACN 069 244 417 by its attorney Robert Charles Barnes under power of attorney dated in the presence of:

Signature of witness

Name of witness (BLOCK LETTERS)

Address of witness
GFN Australasia Holdings Pty Ltd
ACN 121 226 793 by its attorney

/s/ Robert Charles Barnes Robert Charles Barnes
GFN Australasia Finance Pty Ltd
ACN 121 227 790 by its attorney

/s/ Robert Charles Barnes Robert Charles Barnes
Royal Wolf Trading Australia Pty Limited ACN 069 244 417 by its attorney

/s/ Robert Charles Barnes Robert Charles Barnes

Signed for and on behalf of RWA Holdings Pty Limited ACN 106 913 964 by its attorney Robert Charles Barnes under power of attorney dated in the presence of:

Signature of witness

Name of witness (BLOCK LETTERS)

Address of witness
Signed for and on behalf of Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 by its attorney Robert Charles Barnes under power of attorney dated in the presence of:

Signature of witness

Name of witness (BLOCK LETTERS)

Address of witness
RWA Holdings Pty Limited
ACN 106 913 964 by its attorney

/s/ Robert Charles Barnes Robert Charles Barnes
Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 by its attorney

/s/ Robert Charles Barnes Robert Charles Barnes

Complete this schedule only if all guarantors and customers are NOT identical
CUSTOMER SCHEDULE
Insert full names. If a company, add after its name “A.C.N./A.B.N. ...” (as applicable).
Form S2/150A
3043-6/97 (SSC)